UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 13, 2016

ONLINE DISRUPTIVE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54394	27-1404923
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

3120 S. Durango Dr. Suite 305, Las Vegas, Nevada 89117
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code:  (702) 579-7900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Item 8.01 Other Events
On September 13, 2016, we announced in a news release that our majority owned Israeli subsidiary, Savicell Diagnostic Ltd. (“Savicell”™), has received patent approval from the Chinese and Japanese patent office’s effective as of May 12, 2016 and July 29th, 2016 respectively. Title: “METHODS OF MONITORING AND ANALYZING METABOLIC ACTIVITY PROFILES DIAGNOSTIC AND THERAPEUTIC USES OF SAME”. The technology has now received intellectual property protection with a patent approved in the United States, China and Japan. Furthermore, the patent process is ongoing in several other countries.
In the same news release dated September 13, 2016, we updated disclosure of our business plans. The news release is attached as Exhibit 99.1 to this form 8-K, and should be read in its entirety.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1             News Release of September 13, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONLINE DISRUPTIVE TECHNOLOGIES, INC.

By:   /s/ Giora Davidovits
Giora Davidovits
President, Chief Executive Officer, Secretary,
 Treasurer and Chief Financial Officer

Dated: September 23, 2016

2